SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): April 9, 2003
                                                           -------------

                          Del Global Technologies Corp.
             (Exact name of registrant as specified in its charter)

         New York                   0-3319                   13-1784308
         --------                   ------                 -----------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
        of incorporation)                                  Identification No.)

One Commerce Park, Valhalla, NY                                   10595
-------------------------------                                   -----
   (Address of principal executive offices)                     (Zip Code)

         Registrant's telephone number, including area code: (914) 686-3600
                                                             --------------

          ____________________________________________________________
         (Former name or former address, if changed since last report.)


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Item 5.        Other Events


          On April 11, 2003 the Registrant announced the retirement of James M. Tiernan and David Michael, two of its directors, as well as the appointment of three new independent directors to its Board. The
          Registrant's Board of Directors is currently comprised of five directors, Samuel E. Park, Edward J. Smith, Jr., Frank Brady, Glenda Burkhart and Steve Wertheimer. In connection with Mr. Tiernan's and Mr. Michael's retirement, the Registrant and each such director entered into a Separation Agreement and General Release of Claims providing for, among other things, the immediate vesting of an aggregate of 23,125 non-qualified stock options with respect to Mr. Tiernan and 25,625 non-qualified stock options with respect to Mr. Michael, an extension of the term of certain non-qualified stock options held by each such director and mutual releases by the parties.

          A copy of the Registrant's press release related to this event is filed as an exhibit to this Form 8-K.


Item 7.           Financial Statements and Exhibits

                  (a)      Financial Statements

                           Not Applicable.

                  (b)      Pro forma Financial Statements

                           Not Applicable.

                  (c)      Exhibits

                  99.01    Press Release dated April 11, 2003.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DEL GLOBAL TECHNOLOGIES CORP.


Dated:  April 11, 2003              By: /s/ Samuel E. Park
                                       ----------------------------------------
                                       Samuel E. Park
                                       President and Chief Executive Officer


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                                  EXHIBIT INDEX



         Exhibit No.                          Description
         -----------                          -----------

            99.01           Press Release dated April 11, 2003.